UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2023

Bird Global, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41019	86-3723155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

392 NE 191st Street #20388
Miami, Florida 33179
(Address of principal executive offices and Zip code)
(866) 205-2442
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRDS	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share	BRDS WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Spin Acquisition and Purchase Agreement

On September [19], 2023, Bird Global, Inc. (the “Company”) announced the acquisition by its wholly-owned subsidiary Bird Rides, Inc., a Delaware corporation (“Bird Rides”) of 100% of the stock of Skinny Labs, Inc. d/b/a Spin, a Delaware corporation (“Spin”), from Tier Mobility SE, a company incorporated in Germany with registered number HRB 236551 B (“Seller”), pursuant to the terms of a stock purchase agreement (the “Purchase Agreement”), entered into by and among the Company, Bird Rides, Seller and Spin (the “Acquisition”) on September [19], 2023, (the “Closing Date”).

The aggregate consideration paid, or that will be paid, by the Company and Bird Rides for the transactions contemplated by the Purchase Agreement, is $19 million (the “Purchase Price”), which is comprised of (a) $10 million in cash, (b) $6 million in the form of a secured vendor take-back promissory note (the “VTB Consideration”), and (c) $3 million in hold-back consideration comprised of $1 million in cash (the “Cash Hold-Back) and $2 million of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) (the “Stock Hold-Back,” and together with the Cash Hold-Back, the “Hold-Back Consideration”). The number of shares of Common Stock in the Stock Hold-Back will be determined based upon the volume-weighted average price of Common Stock over the thirty (30) consecutive trading days ending on the Closing Date. The VTB Consideration and Hold-Back Consideration are subject to adjustment for any post-closing working capital adjustments to the Purchase Price; breaches of representations, warranties, and covenants; and for certain indemnification obligations of the Seller.

The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the respective date of the Purchase Agreement, or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Purchase Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters or disclosure schedules prepared in connection with the execution and delivery of Purchase Agreement may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts about the Company, Bird Rides, Seller or Spin, or the other parties at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange

Commission (the “SEC”). The Purchase Agreement also contains customary indemnification provisions by the Company and Seller with respect to breaches of representations and warranties and the performance of post-closing covenants. Indemnification claims will survive the closing for (i) with respect to breaches of general representations and warranties, 18 months, (ii) with respect to breaches of fundamental representations and warranties, until the expiration of the applicable statute of limitations, and (iii) with respect to post-closing covenants, in accordance with their terms or until fully performed.

The foregoing description of the Purchase Agreement is not complete and is subject to, and qualified in its entirety by, reference to the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and incorporated by reference herein.

Senior Secured Promissory Note - VTB Note

On the Closing Date, pursuant to the Purchase Agreement and in satisfaction of the VTB Consideration, Bird Rides issued to Seller a secured promissory note in the principal amount of $6 million (the “Note”). Under the Purchase Agreement and the Note, Spin, as guarantor and as a wholly-owned subsidiary of the Company, delivered to the Seller a guarantee and security agreement (the “Security Agreement”) secured by [certain assets of Spin, certain existing and new licenses and permits; and all amounts received or receivable under any or all of, the foregoing licenses and permits and all rents, profits and products of the foregoing]. The Company guaranteed the Note on an unsecured basis. The principal amount of the Note is to be repaid in three installments, which due on October 19, 2023, December 31, 2023 and April 24, 2024, together with interest thereon. The Note bears interest at the rate of 8.0% per annum from the Closing Date until the unpaid balance is paid in full. The Note provides for certain representations and warranties, covenants and events of default. Upon the occurrence and during the continuation of an Event of Default (as defined in the Note), the interest rate shall be increased by an additional 5.0% per annum.

The foregoing descriptions of the Note and the Security Agreement are not complete and are subject to, and qualified in their entirety by, reference to the Note and the Security Agreement, a copy of each is filed with this Current Report as Exhibits 4.1 and 10.1 and incorporated by reference herein.

Amended and Restated Loan Agreement

On the Closing Date, the Company, as parent, Bird Rides, as borrower, and certain other subsidiaries of the Company, as guarantors, entered into that certain Amended and Restated Loan Agreement (the “Loan Agreement”) with MidCap Financial Trust, as administrative agent, and the lenders party thereto, to amend and restate, in its entirety, that certain Loan and Security Agreement, dated as of April 27, 2021 by and among Bird US Opco, LLC, as borrower, Bird US Holdco, LLC, as holdco guarantor, and MidCap Financial Trust, as administrative agent, and the lenders party thereto (as amended prior to the Closing Date)). The Amended and Restated Loan Agreement provides for, among other things, (a) an additional advance of $6 million, to be used for, among other things, the completion of the transactions contemplated under the Purchase Agreement, (b) an extension of the maturity date of the loan to July 12, 2025, (c) amendments to the monthly amortization payment amounts and (d) the extension of the senior security in favor of the Administrative Agent to include substantially all of the assets of the Company, Bird Rides and certain of the Company’s other material US subsidiaries.

In connection with the Loan Agreement, the Company, Bird Rides and certain other material US subsidiaries of the Company, as guarantors, entered into that certain Amended and Restated Guarantee (the “Senior Guarantee”) granting a guarantee of the obligations under the Loan Agreement and other Transaction Documents (as defined in the Loan Agreement) in favor of the Administrative Agent and the Lenders.

As security for obligations of the grantors under the Amended and Restated Loan Agreement and other Transaction Documents (as defined in the Loan Agreement), the Senior Guarantee and other Transaction Documents, the Company, Bird Rides and certain other material US subsidiaries of the Company, as grantors, entered into that certain Amended and Restated Pledge and Collateral Agreement (the “Senior Security Agreement”), to grant a senior security interest on substantially all of their present and after acquired property and assets in favor of the Administrative Agent, as collateral agent.

The foregoing descriptions of the Amended and Restated Loan Agreement, the MidCap Amended and Restated Guarantee and the MidCap Amended and Restated Collateral Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 4.2, 10.2 and 10.3, respectively, to this Current Report and are incorporated by reference herein.

Second Amendment to Note Purchase Agreement and Intercreditor Agreement

As a condition of the Loan Agreement, on the Closing Date, the Company, as issuer, U.S. Bank, National Association, as collateral agent (the “Collateral Agent”), and the several purchasers from time to time party there (“Purchasers”), entered into that certain Second Amendment to Note Purchase Agreement (the “Second Amendment”) to further amend that certain Note Purchase Agreement, dated as of December 30, 2022, as amended by that certain First Amendment to Note Purchase Agreement, dated as of March 17, 2023, by and among the Company, the Collateral Agent and the Purchasers (collectively, the “Note Purchase Agreement”).

In connection with the Second Amendment, the Company, Bird Rides and certain other material US subsidiaries of the Company, as guarantors, entered into that certain Amended and Restated Guarantee (the “Note Guarantee”) granting a guarantee of the obligations under the Note Purchase Agreement and other Note Documents (as defined in the Note Purchase Agreement) in favor of the Collateral Agent and the Purchasers.

As security for obligations of the grantors under the Note Purchase Agreement, the Note Guarantee and other Note Documents, the Company, Bird Rides and certain other material US subsidiaries of the Company, as grantors, entered into that certain Amended and Restated Pledge and Collateral Agreement (the “Note Security Agreement”) to grant a security interest on substantially all of their present and after acquired property and assets in favor of the Collateral Agent.

In addition, in connection with the Loan Agreement and the Second Amendment, the Purchasers, the Collateral Agent and the Administrative Agent, amended and restated, in its entirety, that certain Subordination and Intercreditor Agreement dated as of December 30, 2022, as amended and supplemented by Supplement and Amendment No. 1 to the Intercreditor Agreement dated as of March 17, 2023 pursuant to that certain Amended and Restated Subordination and Intercreditor Agreement by and among the Purchasers, as subordinate lender, the Collateral Agent, as subordinated collateral agent and the Administrative Agent and acknowledged by the Company, Bird Rides and certain other subsidiaries of the Company (the “Intercreditor Agreement”).

The foregoing descriptions of the Second Amendment, the Note Guarantee, the Note Security Agreement and the Intercreditor Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 4.3, 10.4, 10.5 and 10.6, respectively, to this Current Report and are incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information included, or incorporated by reference, in Item 1.01 of this Current Report is incorporated by reference into this Item 2.01 of this Current Report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth under the caption “Spin Acquisition Agreement” in Item 1.01 is incorporated herein by reference. None of the shares of Common Stock to be issued in connection with the Acquisition will be registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time of sale, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D

promulgated thereunder. This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 7.01 Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated September 19, 2023, by and among Bird Global, Inc., a Delaware corporation (“Parent”), Bird Rides, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Acquiror”), Skinny Labs, Inc. (d/b/a “SPIN”), a Delaware corporation (the “Company”), and Tier Mobility SE, a company incorporated in Germany with registered number HRB 236551 ("Seller”).
4.1*	Senior Secured Promissory Note, dated September 19, 2023, issued by Bird Rides, Inc. to Tier Mobility SE.
4.2*	Amended and Restated Loan Agreement, dated September 19, 2023, by and among Bird Rides, Inc. (the “Borrower”), Bird Global, Inc. (the “Parent”), the Persons from time to time party hereto as Lenders; and MidCap Financial Trust (“MidCap”), as Administrative Agent.
4.3*	Second Amendment to Note Purchase Agreement, dated September 19, 2023, by and among Bird Global, Inc., a Delaware corporation (the “Issuer”), each of the Purchasers signatory hereto and U.S. Bank Trust Company, National Association, as collateral agent (the “Collateral Agent”).
10.1*	Limited Recourse Guarantee and Security Agreement, dated September 19, 2023, by and among Skinny Labs, Inc., a Delaware corporation (d/b/a “SPIN”) (“Skinny Labs”) and Bird Global Inc., a Delaware corporation (“Parent”, and together with Skinny Labs, each, a “Guarantor” and collectively, the “Guarantors”), in favor of Tier Mobility SE, a company incorporated in Germany with registered number HRB 236551 B (the “Seller”).
10.2*	Amended and Restated Pledge and Collateral Agreement, dated September 19, 2023 by and among Bird Rides, Inc., a Delaware corporation (“Borrower”), Bird Global, Inc. (“Parent”), certain Affiliates of the Borrower party hereto (collectively, together with the Borrower and Parent, the “Grantors”), and MidCap Financial Trust, as Administrative Agent and as collateral agent on behalf of the Secured Parties (in such capacity, the “Collateral Agent”).
10.3*	Amended and Restated Guarantee, dated September 19, 2023, made by Bird Global, Inc. (“Parent”), Bird Rides, Inc. (“Bird Rides”), Bird US Holdco, LLC (“Holdco Guarantor”), Bird US Opco, LLC (“Bird Opco”), Bird Treasury Holdco, LLC (“Treasury”), Scoot Rides, Inc. (“Scoot”), Bird Rides Holdings (US), LLC (“Holdings”, and together with Parent, Bird Rides, Holdco Guarantor, Bird Opco, Treasury, and Scoot, each a “Guarantor”, and collectively the “Guarantors”), is made in favor of MidCap Financial Trust, as Administrative Agent) (the “Administrative Agent”), the Lenders (the “Lenders”) and the other Secured Parties (together with the Lenders and the Administrative Agent, collectively the “Beneficiaries”).
10.4*	Amended and Restated Guarantee, dated as of September 19, 2023, by and among Bird Global, Inc. (“Issuer”), Bird Rides, Inc. (“Bird Rides”), Bird US Holdco, LLC (“Holdco Guarantor”), Bird US Opco, LLC (“Bird Opco”), Bird Treasury Holdco, LLC (“Treasury”), Scoot Rides, Inc. (“Scoot”), and Bird Rides Holding (US), LLC (“Holdings”) (collectively the “Guarantors”), made in favor of U.S. Bank Trust Company, National Association (the “Collateral Agent”), and the Purchasers (the “Purchasers” and the other Secured Parties (together with the Purchasers and the Collateral Agent, collectively the “Beneficiaries”).
10.5*	Amended and Restated Pledge and Collateral Agreement, dated September 19, by and among Bird Global, Inc. (“Issuer”), Bird Rides, Inc., a Delaware corporation (“Bird Rides”), certain Affiliates of the Issuer party hereto (collectively, together with the Issuer and Bird Rides, the “Grantors”), and U.S. Bank Trust Company, National Association as collateral agent on behalf of the Secured Parties (in such capacity, the “Collateral Agent”).
10.6*	Amended and Restated Subordination and Intercreditor Agreement, dated September 19, 2023, by and among the several purchasers from time to time party to the Note Purchase Agreement party hereto (collectively, the “Subordinated Lender”), U.S. Bank Trust Company, National Association (the “Subordinated Collateral Agent”), and MidCap Financial Trust, a Delaware statutory trust (“Agent” and “Lenders,” and collectively with the Agent, the “Senior Lenders”).
99.1	Press Release, dated September 19, 2023
104	Cover page Interactive Data File (embedded within Inline XBRL document)

*To be filed by amendment to this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bird Global, Inc.

Date: September 19, 2023	By:	/s/ Michael Washinushi
	Name:	Michael Washinushi
	Title:	Interim Chief Executive Officer